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                                                                  EXHIBIT 23.7



                         CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a Director Nominee in the Registration Statement on Form S-1 (File No. 333-52673) of Global Vacation Group, Inc.



                                                /s/ KENNETH M. DUBERSTEIN

                                                KENNETH M. DUBERSTEIN


Washington, D.C.
July 27, 1998